UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          MAY 15, 2006
                                                --------------------------------


                           DARLING INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-24620                 36-2495346
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                 75038
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    (Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:       (972) 717-0300
                                                    ----------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On May 15, 2006 (the "Closing Date"), Darling International Inc., a Delaware corporation ("Darling"), through its wholly-owned subsidiary Darling National LLC, a Delaware limited liability company ("Darling National"), completed its previously announced acquisition of National By-Products, LLC, an Iowa limited liability company ("NBP"). Pursuant to the terms of that certain Asset Purchase Agreement, dated as of December 19, 2005, (the "Purchase Agreement"), by and among Darling, Darling National and NBP, Darling National acquired substantially all of the assets of NBP (the "Transaction").

         The assets that were acquired in the Transaction include real estate, intellectual property, equipment, inventory, contracts, permits, raw materials, supplies, work-in-process, goodwill and certain other assets as set forth in the Purchase Agreement.

         On the Closing Date, Darling paid an aggregate of $70.5 million in cash plus an adjustment for working capital (the "Cash Consideration") and an amount of Darling common stock, par value $0.01 per share ("Darling Common Stock"), equal to 20% of the outstanding shares of Darling Common Stock (the "Stock Consideration"), calculated on a fully diluted basis on the Closing Date. Based upon the amount of Darling Common Stock outstanding as of the Closing Date as calculated on a fully diluted basis, the Stock Consideration equaled approximately 16.3 million shares. In addition to the Stock Consideration delivered on the Closing Date, the Purchase Agreement also includes a provision for the conditional issuance of additional Darling Common Stock on the last day of the 13th full consecutive month following the Closing Date (the "True-Up Date") if the dollar value of the Stock Consideration is below $70.5 million, based upon the average per share closing price of the Darling Common Stock for the 90 calendar days prior to the True-Up Date. Darling financed a portion of the Cash Consideration through borrowings under its existing $175 million credit facility as more fully discussed in Item 2.03 below.

         The foregoing does not purport to be a complete statement of the rights and obligations under the Purchase Agreement and the Transaction or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to Darling's Current Report on Form 8-K filed on December 20, 2005, and is incorporated herein by reference.

         On May 16, 2006, Darling issued a press release, which is filed as
Exhibit 99.1 hereto and incorporated herein by reference, announcing the completion of the Transaction.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information included in Item 2.01 of this report is incorporated by reference into this Item 2.03.

         In connection with the Transaction, Darling borrowed $70 million on May 15, 2006 from its existing credit facility under and pursuant to that certain Credit Agreement (the "Credit Agreement"), dated as of April 7, 2006, among various lenders thereto and JPMorgan Chase Bank, N.A., as administrative agent. A portion of the Cash Consideration was paid from such borrowings.

         The foregoing disclosure is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached as Exhibit
10.1 to Darling's Current Report on Form 8-K filed on April 13, 2006, and is incorporated herein by reference.


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
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 16, 2006, pursuant to the Purchase Agreement, Darling's Board of Directors (the "Board") unanimously approved the election of Dean Carlson and Marlyn Jorgenson as directors of Darling, which appointments were accepted effective immediately. Mr. Carlson will serve on the Board's Compensation Committee and Mr. Jorgenson will serve on the Board's Audit Committee. Immediately prior to electing Messrs. Carlson and Jorgensen to the Board, the Board unanimously approved an increase in the number of directors constituting the Board from five (5) directors to seven (7) directors.

         In addition, as of the Closing Date, Mark A. Myers was appointed Executive Vice President, Chief Operating Officer, Midwest Region for Darling, pursuant to that certain Amended and Restated Employment Agreement, dated as of February 28, 2006 (the "Employment Agreement"), by and among Darling, Darling National and Mr. Myers. Prior to the Closing Date, Mr. Myers (age 54) served as the President and Chief Executive Officer of NBP since January 2001. From July 1999 to January 2001, Mr. Myers served as Chief Operating Officer of NBP. From March 1997 to July 1999, Mr. Myers served as NBP's Regional Manager. Mr. Myers served in several other positions at NBP from 1970 to 1998.

         Pursuant to the Employment Agreement, Mr. Myers' employment commenced on the Closing Date and shall continue until December 31, 2007, subject to termination as provided in the Employment Agreement. The Employment Agreement provides for a base salary, which is subject to annual increases at the discretion of the Board's Compensation Committee, and an annual bonus, each of which is more fully described in the Employment Agreement. The Employment Agreement also provides for Mr. Myers to receive certain benefits, including, without limitation, participation in health insurance, vacation, holiday, profit-sharing and 401(k) plans, as more fully described in the Employment Agreement.

         A copy of the Employment Agreement has been filed as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         The financial statements required by this item are not included in this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

         (b) Pro Forma Financial Information.

         The pro forma financial statements required by this item are not included with this initial report. The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

         (d) Exhibits.

                  10.1 Amended and Restated Employment Agreement, dated as of February 28, 2006, by and among Darling International Inc., Darling National LLC and Mark A. Myers.

                  99.1 Press Release issued by Darling International Inc. on May 16, 2006.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DARLING INTERNATIONAL INC.

Date:  May 17, 2006                       By: /s/ John O. Muse
                                              --------------------------------
                                              John O. Muse
                                              Executive Vice President
                                              Finance and Administration




















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
                                  EXHIBIT LIST

10.1 Amended and Restated Employment Agreement, dated as of February 28, 2006, by and among Darling International Inc., Darling National LLC and Mark A. Myers.

99.1     Press Release issued by Darling International Inc. on May 16, 2006.
























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